Supplement dated July 29, 2026
to the following initial summary prospectus(es):
Nationwide Protector IVUL and Nationwide Protector IVUL - Series H dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the contract or policy.
Effective October 5, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Putnam Variable Trust - Putnam VT Sustainable Leaders Fund: Class IB	Putnam Variable Trust - Putnam VT Focused U.S. Research Fund: Class IB
ISP-1073